Exhibit 10.(n)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 9 to Registration Statement No. 333-219679 on Form N-2 of our report dated October 2, 2017, relating to the senior securities information of KKR Income Opportunities Fund appearing in Amendment No. 8 to Registration Statement No. 333-219679 on Form N-2 of KKR Income Opportunities Fund.

/s/ Deloitte & Touche LLP

San Francisco, California
October 18, 2017